SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING SPECIALTY FUNDS
For the Allspring Precious Metals Fund (the “Fund”)

Effective March 31, 2026, Oleg Makhorine is removed as a portfolio manager of the Fund. After that date, all references to Oleg Makhorine in the Fund’s prospectus, summary prospectus and statement of additional information are hereby removed.

January 15, 2026	SUP0654 01-26